THE LAND TITLES ACT

MORTGAGE

CAPITAL RESERVE CORPORATION, a body corporate having an office at 335 - 25th Street S.E. in the City of Calgary, in the Province of Alberta, T2A 7H8, being registered as owner of an estate in fee simple in possession, subject however to such encumbrances, liens and interests as are notified by memorandum underwritten or endorsed hereon, of all and singular that certain piece or parcel of land situate in the Province of Alberta, in the Dominion of Canada, being composed of:

PLAN A3

BLOCK 14

LOTS 14 and 15

in consideration of the sum of THREE HUNDRED THOUSAND DOLLARS IN AMERICAN FUNDS (USD$300,000.00) loaned by ULTIMATE RESORT DESTINATIONS INC., a body corporate having an office at 335 - 25th Street N.E. in the City of Calgary, in the Province of Alberta, T2A 7H8, (who and whose successors and assigns are hereinafter included in the expression "the Mortgagee"), the receipt of which sum I do hereby acknowledge, covenant with the Mortgagee:

FIRST: That I will pay to the Mortgagee in lawful money of the United States of America at Calgary, Alberta the said sum of THREE HUNDRED THOUSAND DOLLARS IN AMERICAN FUNDS (USD$300,000.00) in the following manner, namely:

Interest at the rate of TEN per cent (10%) per annum on the amount advanced, computed from April 12, 2001, shall be due and be paid on the 12th day of May, 2001 (which includes interest only) and on the 12th day of each and every month thereafter up to and including the 11th day of April, 2002, and the principal amount loaned and any outstanding interest thereon, shall be payable on the date last mentioned, namely, April 11, 2002.

SECONDLY: That I will pay to the Mortgagee in the manner aforesaid interest on the principal sum remaining from time to time unpaid at the rate of Ten (10%) per cent per annum.

All interest in arrears to become principal and to bear interest at the rate aforesaid, payable at the times, in the manner and at the place hereinbefore provided for the payment of interest, from the time the same becomes due and payable. And in the case that the sums hereby secured or any part thereof be not paid at the time or times above set forth for payment thereof, I will so long as such sums or any part thereof remain unpaid or owing on the security hereof, or during the continuance of this security, pay interest from day to day as hereinbefore provided on the said sums or so much thereof as shall for the time remain due, owing or unpaid during the continuance of the security. Provided that in the event of any default being made in the payment of any installment of interest secured under this Mortgage the same shall thereupon become part of the principal hereby secured and shall bear interest from the time when the same became due at the rate aforesaid, and on each day when any installment of interest falls due hereunder in each and every year until the whole of the said principal and interest secured hereby is fully paid and satisfied, all sums of money, whether interest or otherwise then due and remaining unpaid shall become principal and bear interest at the rate aforesaid. And I covenant that the taking of a judgment or judgments under any of the covenants herein contained shall both operate as a merger of the said covenants or affect the right of the Mortgagee to interest at the above rate on any moneys due or owing to the Mortgagee during the continuance of this security under any of the covenants herein contained or on any judgment to be recovered thereon.

THIRDLY: And I hereby agree that if any default shall happen to be made in any payment of principal or interest or any of the moneys hereby secured or any part thereof, then, and in such case, the whole principal moneys hereby secured shall at the option of the Mortgagee, become due and payable in like manner to all intents and purposes as if the time herein mentioned for payment of such principal money had fully come and expired. AND in the event of my making a breach of any of the covenants in this Mortgage contained then such breach shall be deemed to be a default in payment of interest, and the Mortgagee shall at his option be at liberty to call in forthwith the whole of the principal and interest secured by this Mortgage and eject all persons in possession of the mortgaged premises. PROVIDED, however, and the parties hereby agree that the powers in this paragraph contained must be actually invoked to become effective and that nothing herein contained shall cause the Statute of Limitations to commence to run unless and until the Mortgagee shall actually exercise the option hereinbefore contained.

FOURTHLY: And I further covenant with the Mortgagee that I will forthwith insure and during the continuance of this security keep insured against loss or damage by fire each and every building on the said lands to the extent of their full insurable value in an Insurance company acceptable to the Mortgagee; And that I will not do or suffer anything whereby the said policy or policies may be vitiated; And that I will pay all premiums and sums of money necessary for such purposes as the same shall become due and will assign and deliver over to the Mortgagee the policy or policies of insurance and the receipt or receipts thereto appertaining. And if I shall neglect to keep the said buildings of any of them insured as aforesaid, or to pay the said premiums, or to deliver such receipts, then it shall be lawful for the Mortgagee to insure the said buildings and all moneys expended by the Mortgagee with interest at the rate aforesaid from the time of such payment and shall be payable at the time appointed for the next ensuing payment of interest on the said principal sum and all such payments shall become a part of the principal secured by this mortgage and shall be charged upon the said lands and all my estate and interests therein. Evidence of the renewal of such insurance shall be produced to the Mortgagee at least seven days before the insurance then existing shall expire, otherwise the Mortgagee may insure as hereinbefore provided.

FIFTHLY: And it is hereby agreed that all moneys received by virtue of any policy or policies of insurance may, at the option of the Mortgagee, either be forthwith applied in or towards substantially rebuilding, reinstating and repairing the said building, or in or towards the payment of the last installment of principal falling due under and by virtue of these presents and in the case of a surplus in or towards the payment of the installment next preceding in point of time of payment, and so on until the whole of the principal hereunder shall be paid, and in the case of a surplus, then in or towards payment of interest at the rate aforesaid and so on until the whole of the principal sum and interest hereunder shall be fully paid and satisfied, the balance, if any, to be paid to me.

SIXTHLY: And I further agree to furnish, forthwith on the happening of such loss or damage by fire or other hazard or peril, and at my expense, all the necessary proofs of loss and to do all the acts necessary to enable the Mortgagee to obtain payment of the insurance moneys.

SEVENTHLY: And for the purpose of better securing the punctual payment of the interest on the said principal sum, I do hereby attorn to and become tenant of the Mortgagee for the said lands, at a yearly rental equivalent to the annual interest payable hereunder, to be paid in manner and on the days and times before appointed for the payment of the said interest, and on payment thereof the same shall be taken to be, and shall be, in satisfaction of the said interest; but nothing in this provision shall make the Mortgagee chargeable or accountable as Mortgagee in possession. Provided, also that the Mortgagee may at any time after default in payment or performance of any covenant or condition hereunder, enter into and upon the said lands, or any part thereof, and determine the tenancy hereby created, without giving any notice to quit.

EIGHTHLY: And, further, that if I shall make default in payment of any part of the said principal or interest or any other moneys hereby intended to be secured at any day or time hereinbefore limited for the payment thereof, it shall and may be lawful for the Mortgagee, and I do hereby grant full power and license to the Mortgagee to enter, seize and distrain upon the said lands, or any part thereof, and by distress warrant to recover by way of rent reserved, as in the case of a demise of the said lands, as much of said principal, interest and other moneys as shall from time to time be or remain in arrears and unpaid, together with all costs, charges and expenses attending such levy or distress, as in like cases of distress for rent.

NINTHLY: It is also covenanted between me and the Mortgagee that if I shall make default in payment of the principal sum and interest thereon or any part thereof at any of the before appointed times, then the Mortgagee shall have the right and power, and I do hereby covenant with the Mortgagee for such purpose, and do grant to the Mortgagee full license and authority for such purpose when and so often as in his discretion he shall think fit to enter into possession, either by himself or his agent of the said lands, and to collect the rents and profits thereof, and to make any demise or lease of the said lands, or any part thereof for such terms, periods, and at such rent as he shall think proper, and that any proceedings for sale or foreclosure may be taken either before or after and subject to such demise or lease.

TENTHLY: And it is further agreed between me and the Mortgagee that I will pay all taxes and rates which now are or may hereafter be levied or charged against the said lands or on this mortgage or on the Mortgagee in respect of this mortgage and that the Mortgagee may at such time or times as he may deem it necessary, without the concurrence of any other person, make arrangements for the repairing, finishing, adding to or putting in order any building or buildings, or improvements on the said lands and for managing and taking care of the said lands and premises and may pay any such taxes and rates and any liens, charges or encumbrances upon the said lands, and moneys for insurance, and the amount so paid or indebtedness incurred as aforesaid by the Mortgagee, together with all costs, charges, and expenses which may be incurred in connection therewith or in the taking, recovering and keeping possession of the said lands or inspecting the same (including allowance for the time and services of any agent of the Mortgagee appointed for such purpose) and generally in any other steps or proceedings whether in Court or not taken to protect his security or realize the moneys hereby secured, or to perfect the title to the said lands, shall become part of the principal hereby secured and be a charge on the said lands in favour of the Mortgagee, and shall be payable forthwith by me, my heirs, executors, administrators or assigns to the Mortgagee with interest at the rate aforesaid until paid and in default proceedings for sale or foreclosure may be taken, in addition to all other remedies. In the event of the money hereby advanced, or any part thereof, being applied to the payment of any charges or encumbrances, the Mortgagee shall stand in the position of and be entitled to all the rights and remedies whether legal or equitable of the person or persons so paid off, whether any such charges or encumbrances have or have not been cancelled or discharged.

ELEVENTHLY: Provided that upon default being made for a period of one calendar month in payment of any of the moneys hereby secured, the Mortgagee shall be entitled to sell and convey the said lands and premises, without entering into possession of the same and without giving any notice to me of his intention so to do, and either before or after and subject to any demise or lease made by the Mortgagee as herein before provided. Provided that any sale make under the powers hereby given may be on such terms as to credit or otherwise as shall appear to the Mortgagee most advantageous, and for such price as can be reasonably obtained therefor, and that sales may be made of any portion or portions of the mortgaged lands and premises, from time to time to satisfy any interest or any part of the principal overdue, leaving the principal or balance thereof to run at interest payable as aforesaid, and that the Mortgagee may make any stipulation as to title or otherwise as to the Mortgagee may seem proper, and the Mortgagee may buy in or rescind or vary and contract for sale of any of the said lands and premises, and resell without being responsible for any loss occasioned thereby, and for any of the said purposes may make and execute such agreements and assurances as shall be by the Mortgagee deemed necessary.

TWELFTHLY: Provided that I shall not be entitled to a discharge of this mortgage until and unless I shall have kept and performed all of the covenants, provisos, agreements and stipulations herein contained, whether the Mortgagee has taken legal proceedings thereon and recovered judgment or otherwise, and I covenant with the Mortgagee that I shall and will in everything do, perform and keep all the provisions and covenants in these presents, according to the true intent and meaning thereof.

THIRTEENTHLY: And it is further agreed between me and the Mortgagee that the said Mortgagee shall not be bound for any reason whatsoever to advance the money hereby intended to be secured nor shall the Mortgagee, in the event of advancing or having advanced a portion, be bound to advance the balance hereof. And it is further agreed that the Mortgagee may release any part or parts of the said lands at any time at his discretion, either with or without any consideration therefor, without responsibility therefor and without thereby releasing any other part of the said lands, or any collateral security, or any person from this mortgage, and from any of the covenants herein contained or contained in any collateral security.

FOURTEENTHLY: And it is hereby declared and agreed that any erection, machinery, fixed or otherwise, buildings or improvements hereafter put upon said premises shall thereupon become fixtures, and be part of the realty and form a part of this security.

FIFTEENTHLY: In case of default being made in any of the covenants, agreements, provisos, and stipulations herein contained, and by reason of such default the Mortgagee considers it necessary to place this mortgage in the hands of his solicitors for the purpose of having such default remedied then I covenant and agree with the Mortgagee to pay the full costs of said solicitors as between solicitor and client.

SIXTEENTHLY: And I further covenant and agree that I will not permit or suffer any act of waste upon the said lands; and will during the existence of these presents well and sufficiently repair, maintain, amend and keep the buildings now or hereafter on the said lands and all fixtures and things thereunto belonging in good and substantial repair.

SEVENTEENTHLY: And in the case that this is a Mortgage on farm lands I agree that the Mortgagee may insure the crops now or hereafter on the said lands if any of the said lands are now or shall hereafter be brought under cultivation, for the amount of their full insurable value against loss or damage by hail and all premiums therefore shall be recoverable and dealt with as hereinbefore provided in the case of premiums for fire insurance; AND further that I will if any part of the said land be now under cultivation or if any part of the said land shall hereafter during the continuance of this security be brought under cultivation, cultivate all such part or parts in the most approved husbandmanlike manner so as to maintain the said land in a good state of cultivation; PROVIDED, however, that I may summer fallow in good farmer-like manner one-third of all broken acres of such cultivated land (if any) in any year.

EIGHTEENTHLY: And it is further agreed that the waiver of one or more defaults under this Mortgage shall not be construed as a waiver of any subsequent or other default. AND it is further agreed that the foreclosure, cancellation or any other dealing with any other security for the moneys advanced hereunder or secured hereby shall not release or affect this Mortgage and that the taking of this Mortgage or the foreclosure or cancellation of or any other dealing with, or proceedings under this Mortgage shall not release or affect any other security held by the Mortgagee for the moneys advanced or secured hereby.

NINETEENTHLY: And the payments of principal and interest under this Mortgage consisting of the monthly payments stipulated to be made hereunder, in order to comply with The Interest Act, the parties hereto state that the principal money intended to be secured hereby is the sum of $300,000.00 and that by reason of the interest being payable monthly the rate of interest when paid in this manner is at the rate of ten per centum (10%) per annum calculated half-yearly and not in advance.

TWENTIETHLY: And it is further agreed that all fees and charges of the Mortgagee's Solicitors in connection with the preparation and registration of this Mortgage and passing on my title to the said land shall be paid by me forthwith and if I make default in paying the same the Mortgagee may pay the amount of such fees and charges and add the amount so paid to the principal sum hereby secured and it shall thereafter be a charge on the said lands in favour of the Mortgagee and shall be repayable with interest as aforesaid.

TWENTY-FIRSTLY: And I hereby covenant with the Mortgagee that I:

(1) Have a good title to the said land;

(2) Have a right to mortgage the said land;

(3) And that in default the Mortgagee shall have quiet possession of the land free from all encumbrances;

(4) Will execute further assurances of the land as may be requisite;

(5) Have done no act to encumber the land; and

(6) All documents and papers concerning or affecting the title of the said land shall be held by the Mortgagee during the currency of this mortgage.

TWENTY-SECONDLY: And it is agreed that this mortgage and all the covenants herein shall be binding upon and enure to the benefit of the executors, administrators, successors and assigns of the parties hereto respectively and wherever the singular or masculine is used throughout this mortgage the plural or feminine or a body corporate shall be implied wherever the context so requires. And it is further agreed that if this mortgage is entered into and executed by more than one person then all the covenants and stipulations herein contained and implied shall apply to and be binding upon all the Mortgagors jointly and severally.

And for the better securing to the Mortgagee the repayment in manner aforesaid of the said principal and interest and other charges and money hereby secured I do hereby mortgage to the said Mortgagee all my estate and interest in the said lands.

TWENTY-THIRDLY: The Mortgagor hereby acknowledges that he is aware of the provisions of Sub-Sections (1) and (2) of Section 41 of the "Law of Property Act" being Chapter L-8 of the Revised Statutes of Alberta, 1980, as amended, whereby it is provided that in any action brought upon any mortgage or agreement for sale of land the remedy of the Mortgagee is limited to the land alone and no action shall lie on the covenant for payment contained in such mortgage, and in consideration of the within Mortgage, the Mortgagor hereby waives the said provisions of the said Act and agrees with the Mortgagee, its successors and assigns, that in the event that the Mortgagor is in default in payment of the loan, secured by and payable under this Mortgage, its successors and assigns, that in the event that the Mortgagor is in default in payment of provisions of the said Act and agrees with the Mortgagee, its successors and assigns, that in the event that the Mortgagor is in default in payment of the loan, secured by and payable under this Mortgage, then the Mortgagee may proceed against the Mortgagor under this Mortgage, and on his personal covenant herein contained notwithstanding the provisions of the said act or any legislations similar thereto or in replacement thereof.

TWENTY-FOURTHLY: In the event the Mortgagor should sell the property herein during the term of this mortgage, then and in that event the whole principal balance of this mortgage, together with accrued interest and penalty, if applicable, shall become due and payable.

TWENTY-FIFTHLY: Notwithstanding anything to the contrary contained or implied in this mortgage, it is agreed and understood that I will be required to repay to the Mortgagee only as much money as is actually advanced by the Mortgagee to the undersigned. Moreover, interest shall only be computed and paid only on the amount or amounts actually advanced by the Mortgagee to the Mortgagor up to the amount of USD$300,000.00.

TWENTY-SIXTHLY: The amount secured by this mortgage may be prepaid any time without notice or bonus.

IT IS HEREBY UNDERSTOOD AND AGREED THAT THE ATTACHED SCHEDULE "A" FORMS PART OF AND IS PART OF THIS MORTGAGE.

IN WITNESS WHEREOF the undersigned has hereunto set its hand and seal under the hand of an officer duly authorized for that purpose as of this 12th day of April, 2001

CAPITAL RESERVE CORPORATION

Per:

W. SCOTT LAWLER

Duly Authorized Officer

SCHEDULE "A"

Any cheques returned stamped "not sufficient funds" will result in the mortgage account being debited the sum of Fifty ($50.00) Dollars.

DATED: April 12, 2001

CAPITAL RESERVE CORPORATION

TO

ULTIMATE RESORT DESTINATIONS INC.

MORTGAGE

I certify that the within instrument is duly Entered and Registered in the Land Titles Office for the South Alberta Land Registration District of Calgary, in the Province of Alberta.

Registrar

A.L.R.D.

ZINNER & SARA

BARRISTERS & SOLICITORS

SUITE 188, CANTERRA TOWER

400, 3RD AVENUE S.W.

CALGARY, ALBERTA

T2P 4H2

Solicitor=s File No: 01-049